EXHIBIT 99.2 SECOND QUARTER FISCAL YEAR 2018 Earnings Conference Call & Presentation May 10, 2018 at 9:00 a.m. CT (10:00 a.m. ET) 1

EXHIBIT 99.2 Second Quarter Fiscal Year 2018 Welcome to Nexeo’s Earnings Conference Call and Presentation May 10, 2018 beginning at 9:00 a.m. CT (10:00 a.m. ET) …Please stand by, we will begin momentarily Dial-In Information Domestic: +1.844.412.1004 International: +1.216.562.0451 Passcode: 4589438 2

EXHIBIT 99.2 Agenda and Management Introductions INTRODUCTIONS AND SAFE HARBOR Michael Everett VP, Treasurer, FP&A, Investor Relations BUSINESS COMMENTARY David Bradley President & Chief Executive Officer FINANCIAL PERFORMANCE Ross Crane Executive VP & Chief Financial Officer CLOSING REMARKS David Bradley President & Chief Executive Officer Q&A 3

EXHIBIT 99.2 Non-GAAP Financial Measures and Safe Harbor Non-GAAP Financial Measures Certain financial measures presented herein, including EBITDA, adjusted EBITDA, adjusted net income, adjusted EPS, Conversion Ratio and Net Debt were derived based on methodologies other than in accordance with generally accepted accounting principles (GAAP). We have included these measures because we believe they are indicative of our operating performance, are used by investors and analysts to evaluate us and can facilitate comparisons across periods. As presented by us, these measures may not be comparable to similarly titled measures reported by other companies. EBITDA, adjusted EBITDA, adjusted net income, adjusted EPS, Conversion Ratio and Net Debt should be considered in addition to, not as substitutes for, financial measures presented in accordance with GAAP. For a reconciliation of EBITDA, adjusted EBITDA, adjusted net income, adjusted EPS, and Net Debt to the most comparable GAAP financial measure, see the appendix slides. Safe Harbor Forward Looking Statements: This presentation contains statements related to Nexeo Solutions, Inc.’s (“Nexeo” or the “Company”) future plans and expectations and, as such, includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts. Although the forward-looking statements contained in this presentation reflect management’s current assumptions based upon information currently available to management and based upon that which management believes to be reasonable assumptions, the Company cannot be certain that actual results will be consistent with these forward-looking statements. The Company’s future results will depend upon various risks and uncertainties, including the risks and uncertainties discussed in the Company’s SEC filings, including in the sections entitled “Risk Factors” in such SEC filings. The Company does not intend to provide all information enclosed in this presentation on an ongoing basis. 4

EXHIBIT 99.2 David Bradley President & Chief Executive Officer

EXHIBIT 99.2

Business Update

nexeo solutions

- **Revenue growth of 13%, driven by strong price execution and specialty growth**
- **Second fiscal quarter net income of $0.4 million, or $0.01 per diluted share**
  - Adjusted* net income of $11 million, or $0.14 per diluted share, excluding negative impact of contingent consideration items
- **Incremental gross profit conversion to adjusted* EBITDA at 59%, including higher variable incentive costs**
  - Drives adjusted* EBITDA margin expansion by 20 bps
- **Fourteen new specialty supplier authorizations fiscal year to date**
  - Differentiated business model drives success in specialty growth

Adjusted* EBITDA Growth Year-Over-Year
($ in millions, Unaudited)


$45.7
$53.7
+18%
$172.7
$203.0
+18%
Q2-FY17
Q2-FY18
TTM Ending 03/31/2017
TTM Ending 03/31/2018

Cumulative Supplier Authorizations


28 announcements made since January 2016
9
19
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17
Jul-17
Oct-17
Jan-18
Apr-18
Chemicals
Plastics

*Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure

6

EXHIBIT 99.2 Ross Crane Chief Financial Officer

EXHIBIT 99.2 Fiscal Second Quarter 2018 Highlights Consolidated ($ in millions) Three Months Three Months Ended Ended Variance Consolidated Mar-31-2018 Mar-31-2017 YoY 2Q-FY18 2Q-FY17 . Volume flat Sales and operating revenues $ 1,041.0 $ 917.7 13% . Average selling prices up 13% Gross profit 115.7 102.2 13% Gross profit margin 11.1% 11.1% 0 bps Chemicals ($ in millions) Three Months Three Months Ended Ended Variance Chemicals Mar-31-2018 Mar-31-2017 YoY 2Q-FY18 2Q-FY17 . Volume increased 5% Sales and operating revenues $ 487.8 $ 415.0 18% . Average selling prices up 12% Gross profit 62.0 50.6 23% Gross profit margin 12.7% 12.2% + 50 bps Plastics ($ in millions) Three Months Three Months Ended Ended Variance Plastics Mar-31-2018 Mar-31-2017 YoY 2Q-FY18 2Q-FY17 . Volume down 4% Sales and operating revenues $ 516.9 $ 471.7 10% . Average selling prices up 14% Gross profit 47.0 45.8 3% Gross profit margin 9.1% 9.7% - 60 bps 8

EXHIBIT 99.2 Fiscal Second Quarter 2018 Consolidated Results ($ in millions) Three Months Ended Three Months Ended Mar-31-2018 Mar-31-2017 Variance YoY 2Q-FY18 2Q-FY17 $% Sales and operating revenues $ 1,041.0 $ 917.7 $ 123.3 13% Cost of sales and operating expenses 925.3 815.5 109.8 14% Gross profit 115.7 102.2 13.5 13% SG&A 85.9 80.0 5.9 7% Transaction related costs - 0.3 (0.3) (100)% Change in FV of contingent consideration obligation 12.6 10.0 2.6 26% Operating income 17.2 11.9 5.3 45% Other income 0.4 0.2 0.2 100% Interest expense, net (12.6) (12.4) (0.2) (2)% Income (loss) before income taxes 5.0 (0.3) 5.3 1,767% Income tax expense 4.6 0.8 3.8 475% Net income (loss) $ 0.4 $ (1.1) $ 1.5 136% Adjusted* EBITDA $ 53.7 $ 45.7 $ 8.0 18% Adjusted* EBITDA % of sales 5.2% 5.0% Conversion Ratio** 46.4% 44.7% 59.3% *Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure **Non-GAAP financial measure; Calculated as adjusted* EBITDA divided by gross profit 9

EXHIBIT 99.2 Trailing Twelve Months - Consolidated Results ($ in millions) Twelve Months Ended Twelve Months Ended Mar-31-2018 Mar-31-2017 Variance YoY 2Q-FY18 2Q-FY17 $% Sales and operating revenues $ 3,895.0 $ 3,428.4 $ 466.6 14% Cost of sales and operating expenses 3,460.6 3,058.0 402.6 13% Gross profit 434.4 370.4 64.0 17% SG&A 329.1 303.6 25.5 8% Transaction related costs 0.9 46.4 (45.5) (98)% Change in FV of contingent consideration obligation (10.4) 9.4 (19.8) (211)% Operating income 114.8 11.0 103.8 944% Other income 6.2 3.4 2.8 82% Interest expense, net (52.0) (50.4) (1.6) (3)% Income (loss) before income taxes 69.0 (36.0) 105.0 292% Income tax expense 18.3 0.4 17.9 4,475% Net income (loss) $ 50.7 $ (36.4) $ 87.1 239% Adjusted* EBITDA $ 203.0 $ 172.7 $ 30.3 18% Adjusted* EBITDA % of sales 5.2% 5.0% Conversion Ratio** 46.7% 46.6% 47.3% *Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure **Non-GAAP financial measure; Calculated as adjusted* EBITDA divided by gross profit 10

EXHIBIT 99.2

Key Balance Sheet Metrics

($ in millions)


Total Debt (1)
$918.4
$901.0
$879.8
Q2-FY17
Q1-FY18
Q2-FY18


Cash
$95.3
$41.4
$42.4
Q2-FY17
Q1-FY18
Q2-FY18


Net Debt (1)(2)
$823.1
$859.6
$837.4
Leverage (3)
4.8x
4.4x
4.1x
Q2-FY17
Q1-FY18
Q2-FY18


Working Capital (4)
$480.8
$549.8
$551.2
14.0%
14.6%
14.2%
Q2-FY17
Q1-FY18
Q2-FY18
WC
WC % TTM Sales

(1) Total debt and Net Debt include unamortized debt issuance costs in accordance with the adoption of ASU No. 2015-03 and ASU No. 2015-15
(2) Net Debt is a non-GAAP financial measure and is defined as long-term debt and capital lease obligations, net of discount and deferred financing costs, plus short-term borrowings and current portion of long-term debt and capital lease obligations less cash and cash equivalents; See appendix slides for a reconciliation of Net Debt to the most comparable GAAP financial measure
(3) Leverage is calculated as Net Debt divided by trailing twelve month adjusted* EBITDA from continuing operations; See appendix slides for a reconciliation of Net Debt and adjusted* EBITDA to the most comparable GAAP financial measure
(4) Working capital is calculated as (Accounts receivable + Inventory) less (Accounts payable + Accrued expenses and other liabilities + Current due to related party pursuant to contingent consideration obligations)

11

EXHIBIT 99.2 David Bradley President & Chief Executive Officer

EXHIBIT 99.2 Medium Term Outlook . Organic growth compounded in adjusted* EBITDA of 6-8% – Grow commodity volumes better than GDP – Grow specialty volumes two to three times commodities – Growth supplemented by: o Unique organic supplier growth (+1-2%) o Bolt-on M&A (+2-3%) . Adjusted* EBITDA margin expansion of 50-100 bps to 6% – Effective spread management with strong commercial execution – Increased specialty mix – Productivity – Scale . Conversion ratio of gross profit to adjusted* EBITDA expansion to 45-47% – Drive incremental gross profit conversion to adjusted* EBITDA to 60-80% . Net leverage ratio 3-4x Source: Company Management *Non-GAAP financial measures; See appendix slides for reconciliation to the most comparable GAAP financial measure (1) Adjusted* EBITDA Margin defined as adjusted* EBITDA / Revenue (2) Conversion ratio defined as adjusted* EBITDA / gross profit (3) Net Leverage defined as Net Debt / trailing twelve month adjusted* EBITDA from continuing operations 13

EXHIBIT 99.2 To ask a question live over the phone, please press * then the number 1 on your telephone keypad to queue our operator If your question has been answered or you wish to remove yourself from the queue, please press #

EXHIBIT 99.2 We look forward to hosting you next quarter! Please feel free to reach out to our Investor Relations Personnel via the contact information below with any outstanding questions you have or if you would like to discuss our strategy and investment proposition in further detail +1.281.297.0856 Investor.Relations@nexeosolutions.com

EXHIBIT 99.2

EXHIBIT 99.2 Capital Structure Summary Shares Used For Share Basic and Fully Diluted EPS Calculation Count Basic - Average Common Shares Outstanding 76.8 million Diluted - Average Common Shares Outstanding 77.3 million Shares Excluded From Share Basic and Fully Diluted EPS Calculation Count Founder Shares (1) 12.5 million Warrants (2) 5.8 million* Excess Shares (3) (Deferred Cash Consideration) 5.2 million Note: For a complete description of the Founder Shares, Warrants and Deferred Cash Consideration, see the Company’s (i) Final prospectus related to the Registration Statement on Form S-3/A filed on 08/30/16, (ii) Current Report on Form 8-K filed with the SEC on 06/15/16, and (iii) Current Report on Form 8-K filed with the SEC on 03/22/16 (1) Founder Shares Vesting and Forfeiture: The Founder Shares vest as follows: (i) 50% of the Founder Shares vest on the first day that the last sale price of the Company’s Common Stock equals or exceeds $12.50 per share for any 20 trading days within any 30 trading day period; and (ii) the remaining 50% of the Founder Shares vest on the first day that the last sale price of the Company’s common stock equals or exceeds $15.00 per share for any 20 trading days within any 30 trading day period; If none of the above vesting requirements are met, the Founder Shares will be forfeited on 06/09/26 (2) Warrants: 50,025,000 warrants are outstanding and have an exercise price of $5.75 per half share of common stock (25,012,500 shares of common stock issuable); Warrants expire 06/09/21 (3) Excess Shares: Deferred Cash Consideration due to TPG and its affiliates in connection with the Business Combination. Triggering events for payment are earlier of (i) date when volume weighted average trading price of the Company’s common stock exceeds $15.00 per share for any 20 trading days in any 30 trading day period or (ii) June 30, 2021. The Company may satisfy payment of the Deferred Cash Consideration with existing cash funds or the issuance of common shares. The amount is calculated at the time of payment as the prevailing price of the Company’s common stock multiplied by the number of Excess Shares *Assumes cashless exercise and stock price of $15.00 per share; Full cash exercise would require $288 million from warrant holders 17

EXHIBIT 99.2

nexeo solutions

Fiscal Second Quarter 2018 Financial Results

In millions (except per share data)	Three Months Ended	Three Months Ended	Variance		Twelve Months Ended	Twelve Months Ended	Variance	
	Mar-31-2018	Mar-31-2017	$	%	Mar-31-2018	Mar-31-2017	$	%
Sales and operating revenues								
Chemicals	$ 487.8	$ 415.0	72.8	17.5 %	$ 1,819.5	$ 1,544.2	275.3	17.8 %
Plastics	516.9	471.7	45.2	9.6 %	1,936.6	1,760.7	175.9	10.0 %
Other	36.3	31.0	5.3	17.1 %	138.9	123.5	15.4	12.5 %
Total sales and operating revenues	**1,041.0**	**917.7**	**123.3**	**13.4 %**	**3,895.0**	**3,428.4**	**466.6**	**13.6 %**
Gross profit								
Chemicals	62.0	50.6	11.4	22.5 %	232.7	187.8	44.9	23.9 %
Margin	12.7%	12.2%	50 bps		12.8%	12.2%	60 bps	
Plastics	47.0	45.8	1.2	2.6 %	174.3	157.6	16.7	10.6 %
Margin	9.1%	9.7%	(60) bps		9.0%	9.0%	0 bps	
Other	6.7	5.8	0.9	15.5 %	27.4	25.0	2.4	9.6 %
Total gross profit	**115.7**	**102.2**	**13.5**	**13.2 %**	**434.4**	**370.4**	**64.0**	**17.3 %**
Total gross profit margin	11.1%	11.1%	0 bps		11.2%	10.8%	40 bps	
SG&A	85.9	80.0	5.9	7.4 %	329.1	303.6	25.5	8.4 %
Transaction related costs	-	0.3	(0.3)	(100.0)%	0.9	46.4	(45.5)	(98.1)%
Change in fair value related to contingent consideration	12.6	10.0	2.6	26.0 %	(10.4)	9.4	(19.8)	(210.6)%
Operating income (loss)	**17.2**	**11.9**	**5.3**	**44.5 %**	**114.8**	**11.0**	**103.8**	**943.6 %**
Other income	0.4	0.2	0.2	100.0 %	6.2	3.4	2.8	82.4 %
Interest expense, net	(12.6)	(12.4)	(0.2)	(1.6)%	(52.0)	(50.4)	(1.6)	(3.2)%
Income (loss) before income taxes	**5.0**	**(0.3)**	**5.3**	**1,766.7 %**	**69.0**	**(36.0)**	**105.0**	**291.7 %**
Income tax expense (benefit)	4.6	0.8	3.8	475.0 %	18.3	0.4	17.9	4,475.0 %
Net income (loss) attributable to Nexeo Solutions, Inc.	**$ 0.4**	**$ (1.1)**	**$ 1.5**	**136.4 %**	**$ 50.7**	**$ (36.4)**	**$ 87.1**	**239.3 %**
Net income (loss) per share								
Basic	$ 0.01	$ (0.01)						
Diluted	$ 0.01	$ (0.01)						
Adjusted* net income	**$ 11.1**	**$ 6.8**	**$ 4.3**	**63.2 %**				
Adjusted* net income (loss) per share								
Basic	$ 0.14	$ 0.09						
Diluted	$ 0.14	$ 0.09						
Adjusted* EBITDA	**$ 53.7**	**$ 45.7**	**$ 8.0**	**17.5 %**	**$ 203.0**	**$ 172.7**	**$ 30.3**	**17.5 %**
Adjusted* EBITDA % of sales	**5.2%**	**5.0%**			**5.2%**	**5.0%**		
Conversion Ratio**	**46.4%**	**44.7%**	**59.3 %**		**46.7%**	**46.6%**	**47.3 %**	

*Non-GAAP financial measure; See appendix slides for reconciliation to the most comparable GAAP financial measure

**Non-GAAP financial measure; Calculated as adjusted* EBITDA divided by gross profit

18

EXHIBIT 99.2 Non-GAAP Reconciliation Nexeo Solutions, Inc. and Subsidiaries Adjusted Net Income Reconciliation ($ in millions except per share data, Unaudited) Q2-FY17 Q3-FY17 Q4-FY17 Q1-FY18 Q2-FY18 Per Per Per Per Per Amount Share* Amount Share* Amount Share* Amount Share* Amount Share* Net income (loss) $ (1.1) $ (0.01) $ 10.2 $ 0.13 $ 13.6 $ 0.18 $ 26.5 $ 0.34 $ 0.4 $ 0.01 Change in fair value of contingent 10.0 0.13 (0.8) (0.01) (3.6) (0.05) (18.6) (0.24) 12.6 0.16 consideration obligation Tax impact of change in fair value of (2.1) (0.03) 0.2 0.00 0.8 0.01 2.7 0.04 (1.9) (0.02) contingent consideration obligation Adjusted net income $ 6.8 $ 0.09 $ 9.6 $ 0.12 $ 10.8 $ 0.14 $ 10.6 $ 0.14 $ 11.1 $ 0.14(1) * Per share amounts based on basic shares for Q2-FY17 and diluted shares for Q3-FY17, Q4-FY17, Q1-FY18 and Q2-FY18 (1) Per share amounts above do not equal the total due to rounding 19

EXHIBIT 99.2 Non-GAAP Reconciliation (continued) Nexeo Solutions, Inc. and Subsidiaries Quarterly Adjusted EBITDA Reconciliation ($ in millions, Unaudited) Q2-FY17 Q3-FY17 Q4-FY17 Q1-FY18 Q2-FY18 Net income (loss) $ (1.1) $ 10.2 $ 13.6 $ 26.5 $ 0.4 Interest expense, net 12.4 13.5 13.0 12.9 12.6 Income tax expense 0.8 5.9 6.5 1.3 4.6 Depreciation and amortization 17.8 18.9 19.6 19.5 19.6 Other operating expenses, net (1) 15.8 3.9 - (16.0) 16.5 Adjusted EBITDA from continuing operations $ 45.7 $ 52.4 $ 52.7 $ 44.2 $ 53.7 (1) See Non-GAAP Reconciliation: Quarterly – Other Operating Expenses, Net 20

EXHIBIT 99.2 Non-GAAP Reconciliation (continued) Nexeo Solutions, Inc. and Subsidiaries TTM Adjusted EBITDA Reconciliation ($ in millions, Unaudited) Trailing Twelve Months Ending 03/31/2017 06/30/2017 09/30/2017 12/31/2017 03/31/2018 Net income (loss) $ (36.4) $ 9.5 $ 14.4 $ 49.2 $ 50.7 Interest expense, net 50.4 49.8 50.8 51.8 52.0 Income tax expense 0.4 6.5 10.5 14.5 18.3 Depreciation and amortization 65.5 69.8 73.1 75.8 77.6 Other operating expenses, net (1) 92.8 42.7 35.8 3.7 4.4 Adjusted EBITDA from continuing operations $ 172.7 $ 178.3 $ 184.6 $ 195.0 $ 203.0 (1) See Non-GAAP Reconciliation: Trailing Twelve Months Ending - Other Operating Expenses, Net 21

EXHIBIT 99.2 Non-GAAP Reconciliation (continued) Nexeo Solutions, Inc. and Subsidiaries Quarterly Other Operating Expenses, Net ($ in millions, Unaudited) Q2-FY17 Q3-FY17 Q4-FY17 Q1-FY18 Q2-FY18 Management add-backs (1) $ 3.4 $ 2.2 $ 2.5 $ 1.3 $ 2.6 Change in FV of contingent consideration obligation 10.0 (0.8) (3.6) (18.6) 12.6 Foreign exchange (gains) losses, net (2) 0.8 (0.4) (0.6) (0.5) (0.5) Compensation expense related to management equity plan (non-cash) 1.3 1.5 1.3 1.7 1.8 Inventory step up -1.2(0.2)- - Transaction and other transaction-related items (3) 0.3 0.2 0.6 0.1 - Other operating expenses, net $ 15.8 $ 3.9 $ - $ (16.0) $ 16.5 (1) One-time management adjustments associated with integration, restructuring, transformational activities and asset impairments (2) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company’s performance and facilitating more meaningful comparisons of performance to other fiscal periods (3) Includes professional and transaction costs related to acquisitions, potential acquisitions and other business combination related items 22

EXHIBIT 99.2 Non-GAAP Reconciliation (continued) Nexeo Solutions, Inc. and Subsidiaries TTM Other Operating Expenses, Net ($ in millions, Unaudited) Trailing Twelve Months Ending 03/31/2017 06/30/2017 09/30/2017 12/31/2017 03/31/2018 Management add-backs (1) $ 11.8 $ 11.5 $ 10.6 $ 9.4 $ 8.6 Change in FV of contingent consideration obligations 9.4 8.6 16.2 (13.0) (10.4) Foreign exchange (gains) losses, net (2) 4.0 1.9 0.6 (0.7) (2.0) Management fees (3) 0.5---- Compensation expense related to management equity plan (non-cash) 4.3 5.4 5.5 5.8 6.3 Gain on sale of Franklin Park facility 2.62.6--- Inventory step up 13.8 8.1 1.0 1.0 1.0 Transaction and other transaction-related items (4) 46.4 4.6 1.9 1.2 0.9 Other operating expenses, net $ 92.8 $ 42.7 $ 35.8 $ 3.7 $ 4.4 (1) One-time management adjustments associated with integration, restructuring, transformational activities and asset impairments (2) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company’s performance and facilitating more meaningful comparisons of performance to other fiscal periods (3) Management, monitoring, consulting, reimbursable fees and leverage fees, per the agreement with TPG Capital, L.P.; In connection with the business combination, this agreement was terminated (4) Includes professional and transaction costs related to acquisitions, potential acquisitions and other business combination related items 23

EXHIBIT 99.2 Non-GAAP Reconciliation (continued) Nexeo Solutions, Inc. and Subsidiaries Net Debt Reconciliation ($ in millions, Unaudited) Q2-FY17 Q1-FY18 Q2-FY18 Long-term debt and capital lease obligations, less $ 871.3 $ 852.6 $ 829.9 current portion, net Short-term borrowings and current portion of long-term 47.1 48.4 49.9 debt and capital lease obligations Total Debt 918.4 901.0 879.8 Cash and cash equivalents (95.3) (41.4) (42.4) Net Debt $ 823.1 $ 859.6 $ 837.4 24

EXHIBIT 99.2 NEXEO SOLUTIONS, INC.